SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      November 7, 2000
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                                 GOAMERICA, INC.
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               (Exact Name of Registrant as Specified in Charter)


        Delaware                      0-29359                    22-3693371
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                     Identification No.)


433 Hackensack Avenue
Hackensack, New Jersey                                               07601
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code         (201) 996-1717
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          (Former Name or Former Address, if Changed Since Last Report)

      ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

      On November 7, 2000 (the "Closing Date"), GoAmerica, Inc., a Delaware corporation ("GoAmerica"), through its wholly-owned subsidiary GoAmerica Communications Corp. ("GoAmerica Communications"), a Delaware corporation, consummated the acquisition (the "Acquisition") of substantially all of the assets of Flash Creative Management, Inc., a New Jersey corporation ("Flash"). Flash is a provider of consulting services to business customers in the areas of business improvement, strategy and redesign and in software development and integration, a line of business GoAmerica intends to continue. In the Acquisition, GoAmerica Communications, acquired substantially all of the assets and assumed certain liabilities of Flash pursuant to the terms and conditions of the Asset Purchase Agreement, dated as of October 31, 2000, by and among GoAmerica, GoAmerica Communications, Flash and the existing shareholders of Flash (the "Asset Purchase Agreement"). The description contained in this Item 2 of the transactions consummated pursuant to the Asset Purchase Agreement is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, a copy of which is attached to this Report as Exhibit 2.1 and is incorporated by reference herein.

      The assets purchased included Flash's entire customer list, inventory, equipment, cash, accounts receivable and proprietary rights. In consideration for the assets purchased, GoAmerica Communications (i) made payment to Flash of an aggregate purchase price consisting of $6,000,000 in cash ($2,000,000 of which is to be paid out subject to earn-out provisions contained in the Asset Purchase Agreement but, in no event, later than the first anniversary of the Closing Date) and the issuance to Flash of 466,302 newly-issued restricted shares of common stock, par value $0.01 per share, of GoAmerica, and (ii) assumed certain liabilities of Flash, including the payment of deferred bonus compensation to Flash employees in an aggregate amount of approximately $560,000.

      The principles followed in determining the amount of consideration paid in the Acquisition were based upon negotiations between unaffiliated parties and, among other factors, (i) the financial and operating performance and prospects of GoAmerica after giving effect to the Acquisition; (ii) the proposed tax and accounting treatment to be accorded the Acquisition; (iii) the value and composition of Flash's assets; (iv) the financial statements and other relevant financial and operating data of Flash; and (v) the historical and projected financial information prepared by the management of Flash, including, revenues generated from the customers of Flash. Prior to the Acquisition, there were no material relationships between Flash or its shareholders and GoAmerica or any of GoAmerica's affiliates, any director or officer of GoAmerica, or any associate of such director or officer.

      GoAmerica funded the cash portion of the purchase price from net proceeds received by GoAmerica upon the consummation of its initial public offering of common stock on April 12, 2000 and from revenues derived from the ongoing operations of GoAmerica.

      Pursuant to the provisions of an Escrow Agreement (the "Escrow Agreement"), dated as of November 7, 2000, by and among GoAmerica, Flash, the existing shareholders of Flash and American Stock Transfer & Trust Company, as escrow agent, 69,945, or approximately fifteen percent (15%), of the shares issued in the Acquisition are being held in escrow for a fifteen (15) month period in the event of any breach of the covenants, representations or warranties and to secure certain indemnification rights that GoAmerica has under the Asset Purchase Agreement. The escrow amount shall be GoAmerica's sole and exclusive remedy for any breach of representations, warranties or covenants of Flash or its existing shareholders, absent actual fraud or intentional wrongdoing, and no claim may be made against the escrow amount unless and until the amount of such claim exceeds $50,000. A copy of the Escrow Agreement is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

      David Blumenthal ("Blumenthal"), a shareholder and the President and Chief Executive Officer of Flash, and Y. Alan Griver ("Griver"), a shareholder and the Chief Information Officer of Flash, each entered into a three-year Employment Agreement with GoAmerica pursuant to which Blumenthal and Griver shall serve as the Chief Operating Officer and the Chief Information Officer of GoAmerica, respectively, commencing November 1, 2000.

      A copy of the press release announcing the execution of the Asset Purchase Agreement is attached hereto as Exhibit 99.1 and is incorporated by reference herein.


      ITEM  7.  FINANCIAL  STATEMENTS,   PRO  FORMA  FINANCIAL  INFORMATION  AND
                EXHIBITS.

      (a)      Financial Statements of Business Acquired.

      Pursuant to Rule 3-05(b) of Regulation S-X, financial statements of the business acquired are not required to be filed with the Securities and Exchange Commission.

      (b)      Pro Forma Financial Information.

      Pursuant to Article 11 of Regulation S-X, pro forma financial information is not required to be filed with the Securities and Exchange Commission.

       (c)     Exhibits.

                  2.1 Asset Purchase Agreement, dated as of October 31, 2000, by and among GoAmerica, Inc., GoAmerica Communications Corp., Flash Creative Management, Inc. and the shareholders of Flash Creative Management, Inc. listed on Annex I thereto.*

                  10.1 Escrow Agreement, dated as of November 7, 2000, by and among GoAmerica, Inc., Flash Creative Management, Inc., the shareholders of Flash Creative Management, Inc. listed on Schedule A thereto and American Stock Transfer & Trust Company.

                  99.1  Press  Release,   dated  November  1,  2000,   regarding
                        execution of the Asset Purchase Agreement.

* The schedules or exhibits to this document are not being filed herewith because we believe that the information contained therein is not material. Upon request therefor, we agree to furnish supplementally a copy of any schedule or exhibit to the Securities and Exchange Commission.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GOAMERICA, INC.



                                    By:  /s/ Aaron Dobrinsky
                                         -------------------------------
                                    Name:  Aaron Dobrinsky
                                    Title: Chief Executive Officer

November 21, 2000